6. Promissory Note (June 30, 2019)	6 Months Ended
Jun. 30, 2019
Debt Disclosure [Abstract]
Promissory Note

Note 6 – Promissory Note

On March 15, 2019, when the Company purchased AVX Design & Integration, Inc. the Company agreed to pay the seller with a promissory note as part of the total consideration paid. The Company issued a promissory note for the principal amount of $50,000, with a fixed interest rate of 6% per annum, payable in 12 equal monthly installments commencing on June 1st, 2019. The previous owner of AVX Design & Integration, Inc. has requested a full payment by the end of the term instead of monthly payments. Interest under the promissory note is calculated from the initial payment date through the date in which all amounts due under the note are paid in full. As of June 30, 2019, the outstanding balance under the promissory note was $50,000; interest incurred under the promissory note for the six months ended June 30, 2019 amounted to $250.